PROJECT IMPACTS

(1984–PRESENT*)

$49.6	$21.2	$6.6
Billion	Billion	Billion
total economic benefits	personal income including wages and benefits, with $10.9 billion for construction workers	tax revenues ($2.1 billion state/local and $4.5 billion federal)

210.4	240.6	130.4
Million	Thousand	Thousand
hours of on-site union construction work created	total jobs generated across communities	housing and healthcare units nationwide, with 67% affordable

“By financing development projects built with 100% union labor, the HIT invests in assets which are more likely to be built safely, on time and on budget. When these same developments are built with our affiliates’ pension capital, it reinforces the health of our pension funds.”

Sean McGarvey

President, North America’s Building Trades Unions
Trustee, AFL-CIO Housing Investment Trust

*Job and economic impact figures are estimates calculated using IMPLAN, an input-output model, based on HIT and HIT subsidiary Building America CDE, Inc. project data. Data is since inception, current as of March 31, 2025. Economic impact data is in 2024 dollars and all other figures are nominal.

HELPING BUILD AMERICA—THE UNION WAY

JOBS CREATED BY TRADE SINCE INCEPTION*

Trade Type	Jobs	Hours
Boilermakers	849	1,709,500
Bricklayers (including tile setters)	6,263	12,598,090
Carpenters	19,061	38,320,650
Cement Masons	3,891	7,822,280
Electrical Workers	15,931	32,026,530
Elevator Constructors	896	1,799,500
Insulators	1,280	2,573,420
Ironworkers	2,829	5,689,990
Laborers	14,146	28,431,540
Operating Engineers	3,822	7,681,530
Other	7,609	15,295,640
Painters	8,224	16,535,520
Plumbers	11,522	23,163,650
Roofers	3,344	6,724,610
Sheet Metal Workers	3,364	6,762,630
Teamsters	1,639	3,294,970
Grand Total	104,670	210,430,040

* Job and economic impact figures are estimates calculated using IMPLAN, an input-output model, based on HIT and HIT subsidiary Building America CDE, Inc. project data. Data is since inception, current as of March 31, 2025. Economic impact data is in 2024 dollars and all other figures are nominal.

Investors should consider the HIT’s investment objectives, risks and expenses carefully before investing. A prospectus containing more complete information may be obtained from the HIT by calling the Marketing and Investor Relations Department at 202-331-8055 or by viewing the HIT’s website at www.aflcio-hit.com. The prospectus should be read carefully before investing.